ONECAP

                      A Nevada Corporation

                          Exhibit 10 n.

   Sublease Agreement with Sierra Pacific Energy Corporation,
                       Dated July 9, 2000


                            SUBLEASE

THIS SUBLEASE ("Sublease") is made and entered into as of this /s/ 9th day of July, 2000 by and between Sierra Pacific Energy Company, a Nevada corporation ("Sublessor"), and OneCap, a Nevada corporation, on behalf of itself and its corporate affiliates and subsidiaries ("Sublessee"), with respect to the following facts:

           A. Sublessor is the tenant of that certain real property situated in the County of Clark, State of Nevada, designated by number and street as 5450 W. Sahara Avenue, 2nd floor, City of Las Vegas, which includes all improvements located thereon (the "Premises"), all pursuant to the terms and conditions of a lease dated, June 23, 1999, by and between Saxton Incorporated as Landlord ("Master Landlord") and Sublessor as Tenant, a copy of which is attached hereto as Exhibit "A" and by this reference incorporated herein (the "Master Lease"); and

           B. Sublessor desires to sublease the Premises to Sublessee as set forth herein.

NOW, THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency which are hereby mutually acknowledged and confessed, the parties hereby agree as follows:

1.   Premises.

  Sublessor hereby subleases the Premises to Sublessee and Sublessee hereby subleases the Premises from Sublessor for the Term (as defined herein), at the rental rate and upon all the conditions set forth herein.

2.   Term.

  2.1 The Term of this sublease shall be for the period commencing on July 2000 (the "Commencement Date") and ending on January 31, 2003 (the "Expiration Date") unless sooner terminated pursuant to any provision hereof.

  2.2 Sublessee shall have the option which shall be exercised in writing no later than July 3, 2002, to extend the sublease for an additional twenty (20) months through September
30, 2004.

  2.3 Notwithstanding said Commencement Date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Sublease or the obligations to Sublessee hereunder or extend the Term hereof, but in such case, Sublessee shall not be obligated to pay Rent (as defined herein) until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from -aid Commencement Date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder.


3.   Rent.

    Sublessee shall pay to Sublessor as Rent for the Premises equal monthly payments of $19,759.50, in advance, on the 1st day of each month of the Term hereof

For  the  period 8/1/00 - 9/30/00
and
$20,549.88  for the  period  10/1
/00 - 9/30/01 and
$21,340.26 for the period 10/1/01
- 9/30/02 and
$22,130.64 for the period 10/1/02
- 9/30/03* and
$23,052.75 for the period 10/1/03
- 9/30104*

    (*to the extent the Term is extended through Sublessee's option is continuing during this period of time), and parking charges as specified in Ex. E to the Master Lease.

    Sublessee shall pay Sublessor upon the execution hereof, $19,759.50 as rent for August, 2000, and $300.00 for parking as specified in Ex. E to the Master Lease. Rent for any period during the Term hereof which is for less than one month shall be a pro rata portion of the monthly installment, except no rent shall be due from Sublessee for the period July 8, 2000 thru July 31, 2000. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.   Security Deposit.

    Sublessee shall deposit with Sublessor upon execution hereof, $19,759.50 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said Security Deposit for the payment of any Rent or other charge in default, or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said Security Deposit, Sublessee shall within ten (10) days after written demand therefore, deposit cash with Sublessor in an amount sufficient to restore said Security Deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Security Deposit separate from its general accounts. If Sublessee performs all of its obligations hereunder, said Security Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) within thirty(30) days of the expiration of the Term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

5.   Use.

    5.1 The Premises shall be used and occupied only for general office and administrative purposes and for no other purpose.

    5.2 Sublessor warrants to Sublessee that the Premises, in its existing state but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this
Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within one (1) year from the Commencement of the Term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

    5.3 Except as provided in paragraph 5.2 above, Sublessee shall, at Subleessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of records, and requirements in effect during the Term or any part of the Term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    5.4 Except as provided in paragraph 5.2 above, Sublessee herein accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessor represents that no liens have been filed against the Premises as a result of Sublessor's failure to pay or perform any of its obligations. Sublessee acknowledges that neither Sublessor nor Sublessor's agent have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

6.   Master Lease.

   6.1 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

    6.2 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease including Exhibits A - F except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Landlord" is used, it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Tenant" is used, it shall be deemed to mean the Sublessee herein.

    6.3 During the Term of this Sublease and for all periods subsequent thereto for obligations which have arisen prior to the expiration or termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Landlord, each and every obligation of Sublessor under the Master Lease except for covenants and conditions which are related solely to or within the exclusive control of Sublessor

    6.4    The  obligations  that  Sublessee  has  assumed  under
paragraph 6.3 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 6.3 hereof are hereinafter referred to as the "Sublessors Remaining Obligations".

    6.5 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys; fees arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.


    6.6 Sublessor agrees to maintain the Master Lease during the entire Term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demand arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

   6.7 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

    6.8 Sublessee succeeds to Sublessor's rights as set forth in Exhibit F. The signature signage displayed on the Sahara Vista
11 Professional Building shall be: "OneCap", and the triangle logo.

7.   Assignment of Sublease in Default.

    7.1 If Sublessor shall default in the performance of its obligations under the Master Lease, then Master Landlord may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease but only to the extent Sublessee has not already paid the Rent to Sublessor. Master Landlord shall not, by reason of such default by Sublessor under the Master Lease, nor by reason of the collection of the Rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

    7.2 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Landlord stating that a default exists in the performance of Sublessors obligations under the Master Lease, to pay to Master Landlord the Rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Landlord, and that Sublessee shall pay such Rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for such Rents so paid by Sublessee.

8.   Consent of Master Landlord.

    8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Landlord to any subletting by Sublessor then this Sublease shall not be effective unless within ten (10) days of the date hereof, Master Landlord gives its consent to this subletting.

    8.2 In the event that Master Landlord does give such consent then:

        8.2.1Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

        8.2.2The acceptance of Rent by Master Landlord from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Landlord of any provisions of the Master Lease.

        8.2.3The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment. it is acknowledged that OneCap is procuring this office space for itself and its corporate affiliates and subsidiaries and in so doing is not subletting or assigning the Sublease in contradiction of this provision.


        8.2.4 In the event of any default of Sublessor under the Master Lease, Master Landlord may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting
     Master Landlord's remedies against any other person or entity liable thereon to Master Landlord.

       8.2.5Master Landlord may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

       8.2.6In the event that Sublessor shall default in its obligations under the Master Lease, the Master Landlord, at its option and without being obligated to do so, may require Sublessee to attorney to Master Landlord in which event Master Landlord shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to the Expiration Date or earlier termination of this Sublease but Master Landlord shall not be liable for any prepaid rents nor shall Master Landlord be liable for any other defaults of the Sublessor under the Sublease,

       8.2.7Sublessor will notify Sublessee of any notices or matters requesting a response received from a lendor, creditor, assignee, or successor in interest of the Master Landlord, and Sublessor will undertake any actions pursuant to such notice or matter to preserve Sublessee's rights under this Sublease and the Master Lease.

        8.3 The signatures of any guarantors of Sublessor or Sublessee at the end of this document shall constitute their consent to terms of this Sublease.

       8.4 Sublessor acknowledges that no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

9.   Notices.

All notices, demands, requests, consents, approvals or other communications (for the purposes of this section collectively called "Notices"), required or permitted to be given hereunder, or which are given with respect to this Sublease shall be in writing, and shall be given by express mail, Federal Express, DHL, or other similar form of airborne/overnight delivery service, or mailing in the United States mail by registered or certified, return receipt requested, postage prepaid, addressed to the appropriate party(les) as follows:

    To Sublessor: Sierra Pacific Energy Company

            Attn: Pres

            P.O. Box 230, Las Vegas, NV. 89151

    To Sublessee: OneCap

             Attn: V. Hesser

             5450  W.  Sahara Ave., Suite 200, Las Vegas,  Nevada
             89146


   To Master Landlord:

or such other address as the party (ies) shall have specified most recently by like Notice. Any Notice shall have been deemed to have been given upon delivery if made by express mail, Federal Express, DHL, or any other similar form of airborne or overnight delivery service, upon actual receipt, or if not received, upon the third business day following the date mailed, as provided herein. Sublessor, Sublessee and Master Landlord, and their respective counsel, hereby agree that if Notice is given hereunder by Sublessor's or Sublessee's counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing Notice provisions.

10.  Laws and Jurisdiction.

   This Sublease shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Nevada applicable to agreements made and to be performed wholly within the State of Nevada.

11.  Entire Agreement.

   This Sublease contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. This Sublease may not be modified, changed, or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the parties or by an agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation, other than the parties hereto.

12.  Waiver .

   No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any proceeding or succeeding breach thereof, or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts contained herein.

13.  Attorneys' Fees.

   Should either party institute any action or proceeding to enforce or interpret this Sublease, or any provision hereof, or for damages by reason of any alleged breach of this Sublease, or any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys, and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in the preparation of the action or proceeding. The term "action" or "proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

14.  Further Agreement

   Sublessor and Sublessee each agree to do such further acts, deeds and things and execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence or confirm the transaction (s) and/or any other agreements(s) contemplated hereby or contained herein in the manner contemplated by this Sublease.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

Sublessor:                 Sublessee:/s/ OneCap
BY:/s/                     By:/s/  Vincent W. Hesser
lts:/s/ President          Its:President
Date:7/7/00                Date:7/6/00
By-:                       By:
Its:                       Its:
Date:                      Date:

3

                         LEASE AGREEMENT


     THIS  LEASE  made and entered into this 23rd  day  of  June,
1999,  by  and between Saxton Incorporated, a Nevada  corporation
(Landlord"),  and  Sierra  Pacific  Energy  Company,   a   Nevada
corporation, d/b/a Nevada Power Services ("Tenant").

                            SECTION 1
                             DEMISE

     1.01. Upon the conditions, limitations, covenants and restrictions herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, an area in the Sahara Vista II Professional Building located at 5450 W. Sahara Ave., 21st floor Las Vegas, Nevada 89146 (hereinafter the "Building") consisting of a total of approximately 13,173 gross rentable square feet of floor space (hereinafter "Leased Property") located in Las Vegas, Clark County, Nevada, said Leased Property being more specifically indicated on Exhibit A attached hereto and incorporated herein by reference.

                            SECTION 2
                              TERM

     2.01. The term of this Lease shall be for a period of 60 months, commencing on the first day of the month next succeeding the Commencement Date, as hereinafter defined, unless terminated earlier as elsewhere herein provided. So long as Tenant is not in default hereunder beyond any applicable cure period, Tenant shall have the right to extend the term hereof for one (1) additional periods of three (3) Lease Years by giving Landlord written notice thereof not later than three (3) months and no earlier than six (6) months prior to expiration of the original term, or the first extension period, as the case may be. During the extension periods annual rental escalations shall continue according to section 3.02 and all terms and provisions of this Lease shall apply. At such time as the
Commencement Date shall have been established, Landlord and Tenant shall execute a memorandum confirming said date and the same shall be marked Exhibit B, and be attached hereto and be deemed incorporated herein by reference. In the event that Tenant fails or refuses to open the Leased Property for, and to commence the conduct of, its business within forty-five (45) days after the Commencement Date, then, at the option of Landlord, Landlord may treat such failure or refusal as an event of default. Should Landlord not terminate this Lease, Landlord may, without waiving its right to thereafter terminate this Lease for such failure to open, collect all rents due hereunder.

     2.02. The words "Commencement Date" whenever used on this Lease shall be deemed to refer to the date Landlord notifies Tenant that the Leased Property and the improvements provided for in Section 7 and Exhibit C hereof have been completed (in accordance with Exhibit A and Exhibit C), or as soon as Tenant commences to do business in, upon or from the Leased Property, whichever first occurs. However, as used herein, delivery of possession shall mean the date when Tenant receives notification by Landlord that Landlord has completed its construction obligations pursuant to this Section, including any material corrections and as has received a Certificate of Occupancy or temporary Certificate of Occupancy as issued by the City of Las Vegas Building Department.

     2.03. Notwithstanding the Commencement Date, if for any reason Landlord cannot deliver possession of the Leased Property within thirty (30) days of said date, Tenant may terminate this Lease without any liability whatsoever to Landlord. If this Agreement is terminated pursuant to this Section, Landlord shall return any monies previously deposited by Tenant and the parties shall be discharged from all obligations hereunder.

     2.04. Should Tenant hold possession of the Leased Property with the consent of Landlord after the expiration of the stated term of this Lease, such holding over shall create a tenancy from month to month only, upon the same terms and conditions as are hereinafter set forth, except that basic monthly rent shall be one hundred fifty percent (150%) of the amount set forth in Section 3 hereof.

                            SECTION 3
                              RENT

     3.01. Subject to adjustment as hereinafter provided, during the term hereof Tenant shall pay Landlord a monthly basic rental of nineteen thousand seven hundred fifty nine and 50/100 dollars ($19,759.50), per month ("Basic Rent").

     3.02After each lease year the Basic Rent for the succeeding lease year shall be increased at the fixed rate of four percent (4.0%) per lease year over the entire term of the lease ("Adjusted Basic Rent"). The Adjusted Basic Rent shall be due and payable for each month commencing with the first month of the second lease year of this Lease.

     Landlord shall, within a reasonable time after obtaining the appropriate data necessary for computing such increase, give Tenant notice of any Adjusted Basic Rent so determined, and Landlord's computation thereof shall be conclusive and binding, but shall not preclude any adjustment which may be required in the event of a published amendment of the index figures upon which the computation was based, unless Tenant shall, within thirty (30) days after the giving of such notice, notify Landlord in writing of any claimed error therein.

     3.03. Basic Rent shall be paid to Landlord in advance of the first day of each calendar month during the term of this Lease. Simultaneously with the execution hereof, Tenant has paid to Landlord the first month's rent, receipt whereof is hereby acknowledged, subject to collection, however, if made by check. In the event the Commencement Date occurs on a day other than the first day of the month, then rent shall be paid on the Commencement Date for the initial fractional month prorated on a per-diem basis. Rent for the first month is payable upon execution of this Lease Agreement. Except as otherwise stated in this Agreement, all rent and other monies required to be paid by Tenant hereunder shall be paid to Landlord without deduction or offset, prior notice or demand, in lawful money of the United States of America, at: 5440 W. Sahara Avenue,3rd Floor, Las Vegas, Nevada 89146. All Rent and/or any other sums which are due and payable to Landlord which are paid late by Tenant are subject to a late charge as described in section 29 herein.

     3.04. If Tenant shall fail to pay, when the same is due and payable, any Basic Rent, or any additional rent, or any other amount or charges to be paid be Tenant hereunder, such unpaid amount shall bear interest from the due date thereof to the date of payment at the reference rate or "prime rate" of interest as announced from time to time by Bank of America, Nevada plus six percent (6%) per annum, adjusted effective with the change in the reference or prime rate ( the "Default Rate").

     3.05. The obligation of Tenant to pay Rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction herein is hereinabove expressly provided for and not otherwise. Except as otherwise stated in this Agreement, Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rental and other sums provided hereunder to be paid to Landlord by Tenant.

      3.05.1. Whenever Tenant shall be prevented in whole or in part from the free, uninterrupted and unimpeded enjoyment of the use of the Leased Property and the fixtures therein, by reason of default of the Landlord, or by reason of Landlord's making any repairs, alterations, extensions or additions to the Leased Property and the fixtures therein, or the Building of which the same is a part, then and in each and all such cases, Tenant shall be allowed an abatement of rent and other charges payable hereunder, unless Tenant otherwise uses or consumes other charges in whole or in part based upon the duration and the extent of such interrupted enjoyment.


                            SECTION 4
                        SECURITY DEPOSIT

Landlord hereby waives any requirement to have Tenant deposit or otherwise pay a security deposit to Landlord under this Lease.

                            SECTION 5
           POSSESSION AND SURRENDER OF LEASED PROPERTY

     5.01.     (This subsection intentionally left blank)

     5.02. Upon the expiration or sooner termination of the term of this Lease, if, and only if, Tenant has fully and faithfully performed all of its obligations hereunder, Tenant shall, at its sole cost and expense, remove all personal property which Tenant has installed or placed on the Leased Property ("Tenant's Property") from the Leased Property and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Leased Property in the same or better condition as when the Leased Property was ready for occupancy, reasonable wear and tear excepted. If Tenant has not fully and faithfully performed all of its obligation under this Lease, Tenant shall nevertheless remove Tenant's property from the Leased Property, upon Landlord's written direction, in the same manner, and upon the same terms and conditions, as provided above. In the event Tenant shall fail to remove any of Tenant's Property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all such property not so removed and repair all damage to the Leased Property resulting form such removal, and Landlord shall have no responsibility to Tenant for loss or damage to said property caused by or resulting from such removal or otherwise.

     5.03. Tenant covenants to occupy the Leased Property throughout the term hereof.

     5.04. If the Leased Property is not surrendered at the end of the lease term, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Property, including, without limitation, any claims made by any succeeding tenant founded on such delay.

     5.05.     (This subsection intentionally left blank)

                            SECTION 6
                     USE OF LEASED PROPERTY

     6.01. The Leased Property is leased to Tenant for use by Tenant solely for use as Administrative Offices or any other lawful purpose. Landlord shall maintain reasonable approval rights for any other use. Tenant shall not use or suffer to be used the Leased Property, or any portion thereof, for any other purpose or purposes whatsoever.

     6.02. Tenant shall at all times, during the term hereof, comply with all governmental rules, regulations, ordinances, statutes and laws, and the orders and regulators of the Insurance Services Office or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the Building, the Leased Property or Tenant's use thereof and, subject to Section 7 hereof, Tenant shall make all necessary or appropriate changes or repairs whether ordinary or extra-ordinary, foreseen or unforeseen, required thereby. Tenant shall not do, or permit or suffer anything to be done or kept in, on or about the Leased Property which will obstruct or interfere with the rights of other tenants, Landlord or any of their agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, or which will annoy any of them by unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance in, on or about the Leased Property or permit any immoral or illegal act to be committed in, on or about said Leased Property. Except as provided for elsewhere herein, Tenant shall maintain the Leased Property in good condition and repair, including, but without limitation, the exterior and interior portion of all doors, plate glass, all plumbing and sewage facilities within the Leased Property (including maintaining free flow up to the main sewer line); interior fixtures, walls, floors and ceilings in the Leased Property; and any work performed by or on behalf of Tenant hereunder. Tenant's obligation for maintenance and repair does not extend to structural portions of the building, exterior roof, walls, foundations, parking lot and any and all offsite improvements and systems.

     6.03. Tenant hereby covenants that it, its agent, employees, servants, contractors, subtenants, customers, licensees and business invitees shall abide by the rules and regulations attached hereto as Exhibit 0 and incorporated herein by reference and shall abide by such additional rules and regulations, including amendments and modifications thereof, as Landlord may, from time to time, reasonably adopt for the safety, care and cleanliness of the Leased Property or of the Building or the adjoining grounds or for the preservation of good order thereon. Landlord shall not be liable for the failure of any tenant or occupant of the Building to comply with such rules and regulations or with the terms of any lease of space in the Building, but Landlord shall attempt to compel compliance by all tenants with such rules and regulations and the terms of their respective leases.

     6.04.     Tenant  is  hereby given the exclusive  right  and
privilege  on  the  Leased  Property  of  conducting  its  energy services business. Said exclusive right shall be limited to  5450
W. Sahara Ave., Las Vegas, Nevada.

     6.05. Any changes, alterations, improvements, or additions, structural or otherwise, to or of the common areas of the Building or any part thereof, which may be made necessary or required by reason of any law, rule, regulation or order, promulgated by competent governmental authority, shall become part of the "Building Operating Costs" pursuant to Section 3.03.2 herein, however, Landlord shall pay any amount by which the expense of said modifications during any calendar year exceeds the amount of $50,000.

     6.05.1. Any changes, alterations, improvements, or additions, structural or otherwise, to or of the Leased Property or any part thereof, which may be made necessary or required by reason of any law, rule, regulation or order, promulgated by competent governmental authority, shall be made by and at the sole cost and expense of Landlord. Nothing herein contained shall require Tenant to continuously operate an energy services establishment or any other particular type of business.

                            SECTION 7
                          IMPROVEMENTS

     7.01. Landlord shall install those improvements, and only those improvements, required to be installed by it pursuant to Floor plan known as Exhibit A and Building Standard Specifications known as Exhibit C attached hereto and incorporated herein by reference. Said improvements shall be constructed in accordance with the plans and specifications adopted pursuant to said Exhibit C, however, material deviations and substitutions shall be allowed upon consent of Tenant which shall not be unreasonably withheld.

     7.02. It is understood and agreed by Tenant that any minor changes from any plans or specifications which may hereafter be made during construction shall not effect or change this Lease or invalidate the same. Tenant shall pay to Landlord any expense incurred by Landlord as a result of changes requested by Tenant which affect Landlord's work. In addition, prior to the commencement of such work, Tenant, if required by Landlord, shall secure, at Tenant's expense, performance, labor and materials bonds for the full cost of such work satisfactory to Landlord, Landlord will direct electricians as to where and how telephone wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Leased Property shall be subject to the approval of Landlord. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Leased Property in any manner except as approved by Landlord. The roof of the Leased Property shall not be penetrated without Landlord's prior written consent.

     7.03. Tenant shall observe and perform all of its obligations under this Lease (except its obligations to pay rent) from the date upon which the Leased Property is made available for Tenant's work until the Commencement Date in the same manner as though the lease term began when the Leased property was so made available to Tenant.

      7.04. Tenant, at its sole cost and expense, may make additional additions, alterations, improvements or changes ("improvements") in and to the Leased Property, provided, however, that Tenant shall not make any such improvements without the prior written consent of Landlord which shall not be unreasonably withheld.. All improvements made by Tenant pursuant to this Section 7 shall be made promptly and in good and workman-like manner and in compliance with all insurance requirements and with all applicable permits and authorizations, and all other governmental rules, regulations, ordinances, statutes and laws, and all rating bureau recommendations, now or hereafter in effect pertaining to the Leased Property or Tenant's use thereof. Prior to the commencement of such work, Tenant shall give evidence to Landlord that appropriate insurance satisfactory to Landlord has been obtained for the protection of Landlord and its tenants and invitees from damage or injury resulting from the making of such improvements.
     7.05.     Landlord's  approval of  any  drawings,  plans  or
specifications shall not constitute any assumption of any liability for the accuracy or sufficiency thereof.

     7.06. Any improvements installed or constructed by Tenant pursuant to this Section 7 shall at Landlord's option become the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove any or all improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Leased Property in the same condition as it was prior to the making of any or all such improvements, including the removal of submetering and electrical system to Landlord's specification metering and electrical system, reasonable wear and tear excepted. Nothing herein contained shall be construed to require tenant to make or pay for any repair, alteration, improvement, or addition, or to do any other act or thing which Landlord is required to make or do under any provision of this Lease, or which is required or becomes necessary at any time because of any failure of Landlord to perform any of its obligations hereunder.

     7.07. In order to expedite the commencement of Tenant's business in the Leased Property, at any time after Landlord notifies Tenant that Landlord's construction of Improvements hereof has been substantially completed, Tenant may enter upon the Leased Property for the purpose of installing trade fixtures and furnishings and taking any other action deemed appropriate by Tenant with respect to the Leased Property prior to the Commencement Date. Tenant shall pay for all utilities consumed by Tenant and its contractors in preparing the Leased Property for the opening of Tenant's business, but shall not by reason of such entry be required to pay any rent. Tenant shall not interfere with the completion by Landlord of the construction of the Improvements.

     7.08. Landlord agrees that the Improvements shall be constructed in a sound and workmanlike manner and in accordance with all applicable federal, state and local laws, ordinances, rules and regulations. Landlord warrants to Tenant that all materials furnished in connection with the construction of the Improvements will be new unless otherwise specified, and that such construction will be of good quality in accordance with industry standards, free from faults and latent and patent defects and in conformance with the Plans. Construction work not so conforming to these standards may be considered defective. No payment or payments of rent hereunder shall be construed to constitute an acceptance by Tenant of improper materials or workmanship that do not conform to the requirements of the Plans and the terms hereof.

     7.09. Landlord shall indemnify and hold harmless Tenant, its officers, directors, shareholders, agents, representatives, employees and attorneys from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses of any nature asserted against or incurred b~ Tenant and arising out of or in connection with Landlord's construction of the Improvements.

     7.10. Notwithstanding the above, if Tenant enters the Premises to commence any work, which causes delay to the Certificate of Occupancy or Temporary Certificate of Occupancy, the commencement of rents shall become thirty (30) days from said commencement of work.

                            SECTION 8
                      SERVICES AND EXPENSES

     8.01. Landlord agrees to keep in good order, condition and repair the foundations, exterior walls and roof of the Leased Property and the Building (but excluding the exterior and interior of all doors) and the common areas, except for reasonable wear and tear and except for any damage thereto caused  by  any  act  or  negligence of  Tenant  or  its  agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. Landlord shall provide Tenant with heating, ventilation and air conditioning at all times. Heating, ventilation and air conditioning shall be thermostatically controlled within the Leased Property and Tenant agrees to operate the same so that the temperature within the Leased Property will be sufficient for Tenant's comfort use and occupancy. Electricity shall be provided by Landlord in sufficient amounts to provide lighting and to operate an amount of office machines commonly used in normal office uses excluding computer operations which require additional or extraordinary power usage or cooling requirements. /s/ Landlord shall provide normal janitorial service five (5) days a week and adequate elevator service to the I eased Property and the Building. Landlord's obligation to furnish services shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce heat, fighting and power as required by any mandatory or voluntary fuel or energy conservation program provided the voluntary reduction does not adversely affect
Tenant's comfort, use and occupancy of the Leased Property. Except as specifically provided herein, Tenant shall pay, at its sole cost and expense, all charges for services and utilities used in, upon or about the Leased Property. Landlord may, from time to time, prescribe rules and regulations for implementation of this paragraph. Tenant shall separately meter, contract and pay all costs for electricity supplied to the Leased Property.

     8.02. Landlord shall not be obligated to perform any service or to repair or maintain any structure or facility except as provided in this Section and Section 9 hereof. Landlord shall not furnish telephone facilities or service except as may be provided in Exhibit C. As the Leased Property are part of an entire building containing general systems of electricity and plumbing, Tenant shall have no responsibility for the same beyond the Leased Property, nor for any portions thereof running through, in, or across the Leased Property but not serving the same. Landlord agrees to keep said general systems in repair so that the portions thereof which are a part of and serve the Leased Property will function properly if such portions be kept in good condition and repair by Tenant.

     8.02.1. Landlord covenants that it will, at its own cost and expense, make any and all repairs which may at any time be necessary by reason of any structural defects in the Leased Property or the Building or by reason of dry rot or termites, but only to the extent that such structural defects or failure to maintain affects the Leased Property, and will repair any and all damage to the Leased Property which may result therefrom.

     8.03.1. Throughout the term hereof, Tenant will pay to Landlord monthly in advance in addition to the rental specified in Section 3 hereof, as further additional rent, a pro rata portion of the amount by which Building Operating Costs, (less electricity expenses for other Tenants suites), incurred by Landlord during each calendar year occurring during the term of this Lease exceed an amount equal to $0.30 per month multiplied by the gross leasable square footage of the Building, Tenant's pro rata portion of said amount shall equal the percentage which the number of gross leasable square feet of the Leased Property bears to the total number of gross leasable square feet of the Building.

8.03.2.   "Building Operating Costs" shall include all costs  and
expenses of every kind or nature incurred by Landlord in the management, operation, maintenance and repair of the Building and related structures in a manner deemed by Landlord to be reasonable and appropriate and for the best interest of the entire Building and that are generally passed on to tenants in first class office buildings in the Las Vegas metropolitan area under Lease provisions similar to this section 8.03.2, as determined and expensed in accordance with generally accepted accounting principles. Without otherwise limiting the generality of the foregoing, there shall be included in such costs and expenses, all impositions (as defined in section 10.02. herein), premiums with respect to public liability, property damage, workmen's compensation, fire and other insurance carried on or with respect to the Building and related structures, payroll taxes, unemployment taxes, social security taxes, cleaning of any facilities, landscaping, signs, lighting, music systems, janitorial services, management fees, reasonable legal and accounting expenses, supervising of attendants and employment of other personnel used in such operations, fire protection services, alarm systems and equipment, materials and supplies, painting, striping, removing of rubbish or debris, repair and maintenance of all building systems including electrical, plumbing, and mechanical (HVAC) systems, depreciation or rentals of machinery and equipment, costs of replacement of paving, curbs and walkways, drainage, repair and maintenance of parking and other common areas, roof repairs and an administrative fee equal to five percent (5%) of all of the foregoing excluding costs of impositions and insurance and any credits to Landlord for services normally provided to each tenant, but for which a particular tenant has declined. Said credit shall be the same amount as if Landlord had actually provided a certain service.

     8.03.3.   The  additional rent provided to be paid  in  this
Section 8 shall be estimated in advance by Landlord and one-twelfth (1 /12) of such estimate shall be paid in advance by Tenant on the first day of each month without further demand or any deduction or set-off whatsoever. When Landlord shall ascertain the actual Building Operating Costs for a year, Landlord shall so notify Tenant and Tenant shall pay to Landlord on demand the amount, if any, equal to the difference between the amount due for such year pursuant to this Section 8 and the amount previously paid hereunder. Should the estimated payments have exceeded the actual amount due, said excess shall be held by Landlord and applied to the next monthly payment of additional rent provided to be paid under this Section 8, and, if necessary, each monthly payment thereafter until fully exhausted. Tenant shall not be entitled to receive interest on any additional rent paid hereunder. No delay by Landlord in submitting any statement shall constitute a waiver of Landlord's right to submit such statement and/or receive any additional rent pursuant hereto. The additional rent due hereunder shall be prorated for the calendar year in which this Lease terminates. Said amount shall be calculated and paid as herein provided even though said calculation may not occur until after the end of the term hereof.

     8.03.4. There shall not be included in Building Operating Costs the payments (such as salaries or fees) to Landlord's executive personnel; costs for items that, by standard accounting practice, should be capitalized, unless these costs reduce operating expenses and are amortized over the reasonable life of the capital item in accordance with generally accepted accounting principles and the yearly amortization does not exceed the actual costs reduction for the relevant year; depreciation or interest (unless it is related to allowable capital items); taxes on Landlord's business (such as income, excess profits, franchise, capital stock, estate, inheritance); leasing commissions; legal fees not directly relating to the operation and maintenance of the entire Building such as Landlord and tenant issues; costs to correct original construction defects; expenses paid directly by a tenant for any reason (such as excessive utility use); costs for improving any tenant space; any repair or work necessitated by condemnation, fire, or other casualty; service or , benefits or both provided to some tenants, but not to Tenant; and any costs, fines, and the like due to Landlord's violation of any government rule or authority.

                            SECTION 9
                    PARKING AND COMMON AREAS

9.01. Tenant, its employees and business invitees shall have the nonexclusive right, in common with Landlord and all other to whom Landlord has granted or may hereafter grant rights, to use such common areas in or adjoining the Building (including but not limited to, the parking lot, walkways and sidewalks) as are designated from time to time by Landlord, subject to such rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars operated by Tenant, its employees and business invitee must be parked. Landlord may at any time close any common area to make repairs or changes (provided the closure does not unreasonably impede access to the Leased Property by customers and employees of Tenant), to prevent the acquisition of public rights in such areas, or to discourage noncustomer parking. Landlord may do such other acts in and to the common areas as in its judgment may be desirable, including, but not limited to, the conversion of portions thereof to other uses. Tenant shall upon request furnish to Landlord the license number of cars operated by Tenant and its employees. Tenant shall not at any time interfere with the right of Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use any part of the parking lot or other common areas. Landlord assumes no responsibility to police the use of said parking areas and Landlord shall not be liable for the use thereof by Landlord, Landlord's other tenants, its or their agents, employees, servants, contractors, subtenants, licensees, customers and/or business invitees or by any other person or persons, entity or entities whomsoever.

     9.02. All parking areas and common areas which Tenant may be permitted to use are to be used under a revocable license, and if any such license is revoked, or if the amount of such area is diminished, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall revocation or diminution of such areas be deemed constructive or actual eviction. If Tenant's beneficial use of Tenants reserved parking is diminished by Landlord for a period more than ten (10) days then Tenant shall be entitled to a rental abatement of $1.00 per day per space for each space which has been diminished.

     9.03. The bulletin board or directory of the Building, if any, shall be provided exclusively for the display of the names and locations of tenants only and other matters relating to the Building, and Landlord reserves the right to exclude any other names therefrom and otherwise limit the number of listings thereon.

     9.04.     For the purpose of this Lease Agreement  and  this
section  9,  the words "Common Area" shall include the following:
lobbies,   hallways,   staircases,  elevators,   service   rooms,
sidewalks, courtyards, landscaped areas, and parking lot.

                           SECTION 10
                              TAXES

     10.01. Tenant shall be liable for and shall pay before delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's personal property of whatsoever kind and to whomsoever belonging situate or installed in or upon the Leased Property, whether or not affixed to the realty. Any leasehold improvements in excess of those provided at Landlord's expense pursuant to Exhibit C shall be deemed Tenant's personal property for the purposes of this
Section 10. If at any time during the term of this Lease any such taxes on Tenant's property are assessed as part of the tax on the real property of which the Leased Property is a part, then in such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof. Tenant shall use its best efforts to have Tenant's property assessed separately from said real property.

     10.02 For the purposes of this Section 10 and this Lease, "Impositions" means:

          (a) Any   real  estate  taxes,  assessments  or   other
               charges assessed against the. Building and related structures and parking facilities and the land on which they are located.

          (b) All personal property taxes on personal property used in connection with the Building and related structures other than taxes payable by Tenant under Section 10.01 hereof and taxes of the same kind as those described in said section payable by other tenants in the Building pursuant to corresponding provisions of their leases.

          (c) Any and all environmental levies or charges now in force affecting the Building or any portion thereof, or which may hereafter become effective, including, but not limited to, parking taxes, levies, or charges, employer parking regulations, and any other parking or vehicular regulations, levies, or charges imposed by any municipal, state or federal agency or authority.
          (d) Any other taxes levied or assessed in addition to or in lieu of such real or personal property taxes.

     10.03. Notwithstanding anything to the contrary contained in this Section 10, Tenant shall not be liable for any of the following taxes and assessments:

          (a)  Personal  property,  fixture  or  equipment  taxes
               assessed   against  the  property  used   by   the
               Landlord in operating, managing or leasing the Building;

          (b) Inheritance tax, estate taxes, gift taxes, income taxes, transfer taxes and excess profit taxes.

     10.04. If at any time during the term of this Lease, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved or space leased under this Lease, all such tax or excise on rents or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

     10.05. All taxes and assessments of whatever kind or nature and penalties and interest thereon, if any, levied against Tenant, other than Tenant's personal property as set forth in
Section 10.01 herein, shall be determined based upon Tenant's pro rata portion of said tax and/or assessment equal to the percentage which the number of gross leasable square feet of the Leased Property bears to the number of gross leasable square feet of the Building.

     10.06.    Tenant  shall  have  the  right  to  contest   any
assessment of personal property and real estate taxes and assessments and impositions; provided, however, that Tenant shall indemnify and hold Landlord harmless from any cost, loss, liability and expense (including reasonable attorneys' fees) which Landlord may suffer by reason of such contest by Tenant.

                           SECTION 11
                            INSURANCE

     11.01. Tenant shall not use or occupy, or permit the Leased Property to be used or occupied in a manner which will increase the rates of insurance for the Leased Property or the Building, which will make void or voidable any insurance then in force with respect thereto, which would constitute a defense to any action thereon, or which will make it impossible to obtain any insurance with respect thereto. If by reason of the failure of Tenant to comply herewith, any insurance rates for the Leased Property or the Building become higher than they otherwise would be, Tenant shall reimburse Landlord, on the first day of the calendar month next succeeding notice by Landlord to Tenant of said increase, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant. Any policy of insurance maintained by Tenant insuring against any risk in, upon, about or in anyway connected with the Leased Property or Tenant's use thereof shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agents and employees.

11.02. Tenant shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in full force and effect a policy or policies of comprehensive public liability insurance issued by an insurance carrier approved by Landlord assuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Leased Property or Tenant's use thereof. Such liability insurance shall be in amounts of not less than One Million Dollars ($1,000,000.00) for bodily injuries to or death of any one person whomsoever, Two Million Dollars
($2,000,000.00) for bodily injuries to or death of any two or more persons whomsoever, arising from the same occurrence, and Two Hundred Fifty Thousand Dollars ($250,000.00) for damage to property, including property of Tenant. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and loss of or damage to property contained in Section 13 hereof. Tenant and Landlord shall be named as an additional insured (and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named insured) under each such policy of insurance which shall provide that Landlord, although named as an additional insured, shall nevertheless be entitled to recovery thereunder for any loss suffered by it, its agents, servants and employees by reason of Tenant's negligence or the negligence of any subtenant.

     11.03. Tenant shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in full force and effect all-risk fire insurance covering Tenant's property and the personal property of others (including Landlord's) in Tenant's possession in, up on or about the Leased Property. Such insurance shall be in an amount equal to the current replacement value of the property required to be insured. Tenant and Landlord, as their interests may appear, shall be the named as an additional insured (and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named insured) under each such policy of insurance. Tenant acknowledges that Landlord is not required to maintain any personal property insurance for Tenant's property.

     11.04. Every policy required pursuant to this Section 11 shall provide that it will not be canceled or modified except after thirty (30) days written notice to Landlord and any Mortgagee, as defined in Section 14 hereof, and that it shall not be invalidated by any act or neglect of Landlord or Tenant, nor by occupation of the Leased Property for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Building, nor by change in title to the Building or Landlord's interest therein.

     11.05.     Tenant   shall  deliver  to  Landlord   and   any
Mortgagee original policies or certificates of insurers, satisfactory to Landlord and such Mortgagee, if any, evidencing the existence of all insurance which is required to be maintained by Tenant hereunder, fully paid, such delivery to be made (i) promptly after the execution and delivery hereof and
(ii) within thirty (30) days prior to the expiration of any then current policies. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 11 unless Landlord is named insured therein (and, at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named insured). Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord and any Mortgagee the policies or certificates evidencing the same.

     11.06. Neither Landlord nor Tenant shall be liable to the other or to any insurance company (byway of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under workmen's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss damage is covered by insurance benefiting the parties suffering such- loss or damage or was required to be covered by insurance pursuant to this Lease.

                           SECTION 12
                              LIENS

     Tenant shall at all times indemnify, save and hold Landlord and the Leased Property free, clear and harmless from any claims, liens, demands, damages, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out of any work performed, material furnished, or obligations incurred by Tenant in, upon, about or otherwise in connection with the Leased Property. Tenant shall give Landlord notice at least ten (10) business days prior to the commencement of any such work on the Leased Property to afford Landlord the opportunity to file appropriate notices of non responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after the filing of any lien for record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period.

                               10


                           SECTION 13
                         INDEMNIFICATION

     13.01.1 Indemnification by Tenant. Tenant shall indemnify and hold harmless Landlord, its officers, directors, shareholders, affiliates, agents, representatives and employees from and against any and all claims arising from (a) Tenant's use of the Leased Property or the conduct of its business on the Leased Property; (b) any negligent act or omission done, permitted or suffered by Tenant, its contractors, licensees, invitees, agents, representatives or employees in or about the Leased Property; or (c) any breach or default in the performance of any obligation of Tenant under the terms of this Lease; which indemnity shall include reasonable court costs and attorney's fees; provided, however, that the foregoing shall not extend to any claim arising out of the willful or negligent act or omission of Landlord or its servants or employees. In any action or proceeding brought against Landlord by reason of any claim identifiable hereunder, Tenant may, at its sole option, elect to assume the defense at Tenant's expense, with counsel reasonably acceptable to Landlord, and Tenant shall have the right to control the defense thereof and to determine the settlement or compromise of any such action or proceeding; provided that such settlement includes an unconditional release of liability of Landlord for all claims that were or could have been raised in such action.

     13.01.2 Indemnification by Landlord. Landlord shall indemnify and hold harmless Tenant, its officers, directors, shareholders, affiliates, agents, representatives, employees and attorneys from and against any and all claims arising from (a) any willful or negligent act or omission done by Landlord or its contractors, licensees, invitees, agents, representatives or employees in or about the Leased Property or the Building; or (b) any breach, default or failure of Landlord's representations, warranties, covenants or agreements in this Lease, any exhibit hereto or any certificate, document, record or other instrument furnished hereunder, which indemnity shall include reasonable court costs and attorneys' fees; provided, however, that the foregoing shall not extend to any claim arising, in whole or in part, out of the willful, or negligent act or omission of Tenant, its agents, representatives, employees, contractors, licensees or servants. In any action or proceeding brought against Tenant by reason of any claim identifiable hereunder, Landlord may, at its sole option, elect to assume the defense at Landlord's expense, with counsel reasonably acceptable to Tenant, and Landlord shall have the right to control the defense thereof and to determine the settlement or compromise of any such action or proceeding; provided that such settlement includes an unconditional release of liability of Tenant for all claims that were or could have been raised in such action.

                           SECTION 14
                          SUBORDINATION

     14.01.     Tenant agrees that, except as provided on Section
14.02 hereof, interest hereunder is and shall be subordinate to the lien of any mortgage, deed of trust or other encumbrance (including, but not limited to, sale-leases back transaction), together with any renewals, extensions or replacements thereof, hereafter placed, charged or enforced against the Leased Property, or any portion thereof, or any property of which the Leased Property is apart, and Tenant shall execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it, Tenant hereby appoints Landlord, its successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all such documents for and on behalf of Tenant; provided, however, that such subordination shall be effective without any such document; provided, further, however, the Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effectuate such subordination on behalf of Tenant, unless the mortgagee, beneficiary or ground lessor named in such encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this lease on the part of Tenant to be kept and performed, neither this lease nor any of rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Leased Property be disturbed, by proceedings to foreclose said mortgage, deed of trust or other encumbrance.

     14.02. In the event that the mortgagee, ground lessor or beneficiary (each being a "Mortgagee") of any mortgage, ground lease or deed of trust elects to have this Lease a prior lien to its mortgage, deed of trust or ground lease then and in such event, upon such Mortgagee's giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage, deed of trust or ground lease whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage, deed of trust or ground lease.

     14.03. Tenant shall, in the event any proceedings are brought for foreclosure of the Leased Property or in the event of exercise of the power of sale under any deed of trust made by Landlord covering the Leased Property, or the termination of any ground lease, attorn to he purchaser or ground lessor, as the case may be, and recognize such purchaser or lessor as Landlord under this Lease. Tenant further agrees to promptly execute and deliver any instrument which such purchaser or ground lessor may reasonably request to further evidence such attornment; provided, however, that such attornment shall be effective without any such instrument.

     14.04. Tenant hereby agrees not to look to any Mortgagee for accountability for any security deposit required by Landlord hereunder, unless said sums have been actually received by said Mortgagee as security for Tenant's performance of this Lease.

                           SECTION 15
                    ASSIGNMENT AND SUBLETTING

     Tenant shall not voluntarily assign or transfer all or any part of Tenant's interest in the Leased Property, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, and any attempted assignment or transfer, without such consent shall be wholly void. Notwithstanding the foregoing, Tenant shall have the right, to sublet all or a portion of the Leased Property without the consent of Landlord and Tenant may, without Landlord's consent, assign this Lease to another corporation or other entity controlling, controlled by or under common control with Tenant, Tenant's parent or subsidiary of Tenant; provided that Tenant shall notify Landlord in writing of any such assignment. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. Consent to one assignment, or other transfer shall not be deemed to constitute consent to any subsequent assignment, or other transfer. A merger by Tenant into another corporation shall not be deemed an assignment of this Lease so long as the new corporate entity assumes this Lease.

                           SECTION 16
                      INSOLVENCY AND DEATH

     16.01. It is understood and agreed that, except as specifically provided below in this Section, neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency, bankruptcy or inheritance act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, heir, legatee, devisee or any other person whomsoever.

16.02. Landlord and Tenant hereby acknowledge and recognize that Section 365 of Title 11 of the United States Code (the "Bankruptcy Code") provides that a debtor-in-possession or a trustee, with court approval, may assume or reject an unexpired lease and that in a case under Chapter 11 of the Bankruptcy Code, the court, on request of a party to such unexpired lease, may order the trustee or debtor-in-possession to determine within a specified period of time whether to assume or reject such unexpired lease. Because of the fact that time is of the essence to this Lease, Tenant expressly covenants, agrees and bargains to file or cause to be filed a motion either to assume or to reject this Lease within forty-five (45) days of the filing of a voluntary petition under the Bankruptcy Code or the entry of an order for relief in the event of the filing of an involuntary petition.

     16.03.     Landlord  and  Tenant  further   recognize   that
Section 365 of the Bankruptcy Code provides for the assumption and assignment, subject to court approval, of unexpired leases. Court approval of such assumption and assignment, is pre-conditioned on, among other things, the provision of adequate assurance of future performance. In view of the forgoing, Landlord and Tenant do hereby bargain, covenant and agree that the following, and each of them, specifically and without limiting Tenant's obligations to continue to perform all of the terms of this Lease, are conditions and covenants the fulfillment of which are necessary to provide Landlord with adequate assurance of future performance:

     (1) The assumption and assignment of this Lease will not breach any provision, such as a radius location or use provision, in any other lease, financing agreement or master agreement relating to the Building;

     (2) The proposed assignee will not increase the burden on the common area and will not use the Leased Property in violation of the terms of this Lease and any restriction covenant applicable to the Building then in force;

     (3) The proposed assignee will, in Landlord's reasonable opinion, be a suitable tenant for a first-class office building; and

     (4) The proposed assignee has adequate financial resources to pay all rent and other consideration due under this Lease and to assume all other obligations of Tenant under this Lease.

                           SECTION 17
                          CONDEMNATION

     (a) Taking. If any part of the Leased Property shall be taken under the power of eminent domain, Tenant shall have the option to terminate this Lease effective as of the date on which the condemning authority takes title or possession, whichever first occurs. In the event that Tenant elects not to terminate this Lease, within 30 days of such taking, the Lease shall remain in effect, but the monthly rental payable hereunder shall be reduced on the basis of the square footage of the portion of the Leased Property taken as compared to the portion remaining.

     (b) Awards. Any award for taking of all or any part of the Leased Property under the power of eminent domain shall be the property of Landlord, except that Tenant shall be entitled to compensation awarded for (i) the fair rental value to Tenant of its interest remaining in this Lease in excess of the actual rent then being paid by Tenant hereunder-, (ii) loss of or damage to Tenant's trade fixtures and removable personal property; (iii) Tenant's reasonable moving expenses. Landlord shall promptly pay to Tenant any 6mounts which Landlord may receive for the account of Tenant.

     (c) Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Section.

                           SECTION 18
                     DESTRUCTION OF PREMISES

     18.01. In the case of the substantial or total destruction or damage of the Leased Property, or any portion thereof or of the Building substantially interfering with Tenant's use of the Leased Property, whether by fire or other casualty, not caused by the fault or negligence of Tenant, its agents, employees, servants, contractor, subtenants, licensees, customers or business invitees, this Lease shall terminate except as herein provided. Except if Tenant at its sole option elects to discontinue the operation of its business in the Leased Property as a result of the substantial destruction or damage, in which case this Lease Agreement shall terminate upon notice to Landlord without any liability to Landlord, if Landlord notifies Tenant in writing within thirty (30) days of such destruction of Landlord's election to repair said damage, and if Landlord proceeds to and does repair such damage with reasonable dispatch, this Lease shall not terminate, but shall continue in full force and effect, except that Tenant shall be entitled to a reduction on the Basic Rent in an amount equal to that proportion of the. Basic Rent which the number of gross leasable square feet of floor space on the unusable portion bears to the total number of gross leasable square feet of floor space on the Leased Property. Said reduction shall be prorated so that the Basic Rent shall only be reduced for those days any given area is actually u usable. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulation or control, fire or other casualty, inability to obtain any materials, fuel, energy or services, weather or other acts or God and other causes beyond Landlord's control. However, if Landlord shall be obligated to repair or restore the Leased Property under the provisions of, this Section and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue and diligently prosecute same to completion, Tenant may, at its option (without waiving any of its other remedies), cancel and terminate this Lease as of the date of occurrence of such damage by giving Landlord written notice of its election to do so at any time prior to the commencement of such repair or restoration thereof. If this Lease is terminated pursuant to this Section 18 and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, any security deposited with Landlord shall be returned to Tenant as provided herein, and all rights and obligations hereunder shall cease and terminate. Any other provision hereof to the contrary notwithstanding, should any casualty have been the result of any act, omission, or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, unless Landlord otherwise elects, this Lease shall not terminate, Tenant shall repair such damage and there shall be no apportionment or abatement of any rent. For the purpose of this Section, "substantial" destruction or damage to the Leased Property shall be deemed to be damage which renders unusable more than twenty-five percent (25%) of the Leased Property or for which the reasonably estimated time required to repair such damage exceeds ninety (90) days, or for which existing laws do not permit the repair and restoration thereof.

     18.02. In the event of any damage not limited to, or not including, the Leased Property, such that the Building is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement, Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within sixty
(60) days after the occurrence of the event causing the damage.

     18.03. The provisions of this Section 18 with respect to repair by Landlord shall be limited to such repair as is necessary to place the Leased Property on the condition specified for Landlord's work by Exhibit C and when placed on such condition the Leased Property shall be deemed restored and rendered tenantable, promptly following which time Tenant, at Tenant's expense (unless insurance proceeds payable to Landlord hereunder are made available for such repair by a Mortgagee and said proceeds include payment for loss of Tenant improvements, Landlord shall restore said improvements to the extent necessary to render it reasonably suitable for the purpose for which it was leased, provided that such work shall not exceed the scope of work required to be done by Tenant in originally constructing such improvements and the cost thereof shall not exceed the insurance proceeds awarded to Landlord), shall perform Tenant's work required prior to occupancy and Tenant shall also repair or replace its fixtures, furniture, furnishings, floor coverings, and equipment and, if Tenant has closed, Tenant shall promptly reopen for business.

     18.04. All insurance proceeds payable under any fire and/or rental policy, except policies maintained under Section
11.03 hereof, shall be payable solely to Landlord and Tenant shall have no interest therein. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 18, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Leased Property or any portion thereof by any cause whatsoever.

     18.05.     Any  other  provision  hereof  to  the   contrary
notwithstanding, Landlord shall not be liable for any repair or restoration until, and then only to the extent that, insurance proceeds are received therefor.

                           SECTION 19
                         RIGHT OF ACCESS

     19.01. Landlord shall have the right during reasonable business hours to enter the Leased Property to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to exhibit the Leased Property to prospective purchasers or lenders, to post notices of nonresponsibility, to repair or construct any portion of the Building or for any other lawful purpose, without abatement of rent.

     19.01.1. Landlord shall not have the right to enter Tenant's confidential areas unless a representative of Tenant is present. Landlord shall conduct its activities on the Leased Property as allowed in this Section in such a manner as to cause as little inconvenience, annoyance or disturbance to Tenant as reasonably possible. Nothing herein shall permit Landlord, and Landlord shall not have the right, to place any signs on the Leased Property indicating the Leased Property is for lease, except during the last six (6) months of the term hereof.

     19.02. Landlord may, during the progress on any work on the Leased Property, keep and store upon the Leased Property all necessary material, tools and equipment and may erect scaffolding or other similar structures. Landlord shall not in any event except for Landlord's negligence or unreasonable interference be liable for inconvenience, annoyance, disturbance, loss of business or quiet enjoyment, or other damage or loss to Tenant by reason of making any such repairs or performing any such work upon the Leased Property, or on account of bringing materials, supplies and equipment into, upon or through the Leased Property during the course thereof or erecting such structures and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Landlord shall, however, in connection with the performance of such work, cause as little inconvenience, disturbance or other damage or loss to Tenant as may be reasonably possible under the circumstances. Tenant hereby waives any claim for damages for any injury or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Property, and any other loss occasioned by the exercise of Landlord's rights hereunder. For each of the aforementioned purposes, Landlord shall at all times have the right to retain a key with which to unlock all doors in the Leased Property. Landlord shall have the right to use any means which Landlord may deem proper to open such doors in an emergency. Entry into the Leased Property obtained by Landlord by any such means shall not be deemed to be forcible or unlawful entry into, or a detainer of, the Leased Property, or an eviction of Tenant from the Leased Property or any portion thereof.

     19.03. Nothing contained herein shall impose or be deemed to impose any duty on the part of Landlord to do any work or repair, maintenance, reconstruction or restoration, which under any provision of this Lease is required to be done by Tenant and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to do the same.


                           SECTION 20
                    EXPENDITURES BY LANDLORD

     Whenever under any provision of the Lease, Tenant shall be obligated to make any payments or expenditures, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make such payment or expenditure or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the Default Rate from the date of expenditure shall constitute and be collectible as additional rent upon demand.

                           SECTION 21
                        OFFSET STATEMENT
                    AND FINANCIAL DISCLOSURE

     21.01. Tenant agrees that within three (3) business days of any demand therefor. by Landlord, Tenant will execute and deliver to Landlord or Landlord's designee a recordable certificate, the form of which shall be provided by Landlord, stating that this Lease is in full force and effect, such defenses or offsets as are claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning the Lease, the Leased Property and Tenant as Landlord or said designee may reasonably request.

     21.02.    (This subsection intentionally left blank).

                           SECTION 22
                             DEFAULT

     22.01. Tenant's compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Landlord shall have all rights and remedies provided in this Section or elsewhere herein, in the event of:
         (a) the desertion, vacation or abandonment of the Premises by Tenant.

         (b) the desertion, vacation or abandonment of any substantial portion of the Premises by Tenant.


         (c) Tenant's failure to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due.

         (d)  (This subsection intentionally left blank).

         (e) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for benefit of creditors.

         (f) Tenant shall file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudicated bankrupt or insolvent in a petition filed against Tenant thereunder; or Tenant's financial condition is such that Landlord may reasonably believe that Tenant's continued performance of his obligations under the Lease is in jeopardy; or Landlord otherwise reasonably deems itself insecure.

         (g) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within a reasonable time, as determined by Landlord, or within the time permitted by law.

         (h) If the failure of Tenant to comply with any term, condition or covenant of this Lease, other than described in paragraphs (a) through (g) above, or the Rules and Regulations described in Exhibit D, is of such a nature that the same can be rectified or cured by Tenant, but cannot with reasonable diligence be rectified or cured within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Tenant within said thirty (30) days shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

         (i) Notwithstanding anything to the contrary herein, in the event of any default by Tenant, Landlord shall use its best efforts to mitigate its damages.

     22.02. In the event of a default as designated in this Section or elsewhere herein, and the failure to cure the same within any grace period, if such a period is provided, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

          (a) The right to declare the term of this Lease ended and re-enter the Leased Property and take possession thereof, and to terminate all of the rights of Tenant in and to the Leased Property;

          (b) The right without declaring the term of the Lease ended, to re-enter the Leased Property and to occupy the same, or any portion thereof, for and on account of Tenant as hereinafter provided, and Tenant shall be liable for and pay to Landlord on demand all such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Leased Property, including costs, expenses, attorneys' fees, and expenditures placing the same in good order and condition, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid, assumed or incurred by Landlord in or in connection with reletting the Leased Property. Any such reletting as provided for here in may be for the remainder of the term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and no such other terms and conditions as Landlord deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's own name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases to any tenant of the Leased Property, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, licensees or concessionaires on the Leased Property. In any case, and whether or not the Leased Property or any part thereof be relet, Tenant, until the end of what would have been the term of this Lease in the absence of such default, shall be liable to Landlord and shall pay to Landlord monthly an amount equal to the amount due as rent hereunder, less the net proceeds for said month, if any, of any reletting effected for the account of Tenant pursuant to the provisions of this subparagraph, after deducting from said proceeds all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration costs, and expenses of preparation for such reletting. AlI said costs are cumulative and shall be applied against proceeds of releting until paid in full. Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by Tenant to Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term hereof for a final determination of Tenant's account and the commencement or maintenance of one or more actions by Landlord in this connection shall not bar Landlord from bringing any subsequent actions for further accruals pursuant to the provisions of this Section 22. In no event shall Tenant be entitled to any excess rental received by Landlord over and above that which Tenant is obligated to pay hereunder;

          (c) The right, even though it may have relet all or any portion of the Leased Property in accordance with the provisions of subparagraph (b) of this paragraph, to thereafter at any time elect to terminate this Lease for such previous default on the part of Tenant, and to terminate all of the rights of Tenant in and to the Leased Property; or

          (d) Landlord may pursue other remedy at law or in equity, now or hereafter available under the laws or judicial decision of the state in which the Premises are located.

     22.03. Upon failure of Tenant to make any payment of Rent as and when due, Landlord may, at Landlord's option, as an alternative to the remedies set forth in this section 22.02, accelerate and declare immediately due and payable, all payments or Rent due to Landlord for the remaining Term of the Lease, by written notice to Tenant. In no event shall Landlord terminate the Lease when electing to so accelerate said payments of Rent; Provided however, if Tenant fails to pay all of said accelerated payments of Rent to Landlord within ten (10) days of the written notice of such acceleration, Landlord may bring suit to collect such accelerated Rent or may pursue any other remedy available hereunder to Landlord. Landlord and Tenant agree and acknowledge that damages, costs, losses and expenses which would be incurred or suffered by Landlord if Landlord were required to recover payments of Rent by repeated suits or by suit at the expiration of the original Term of the Lease would be difficult or impossible to accurately assess at the time of default.

     22.04. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default, or delay by Landlord in enforcing one or more of such remedies upon an event of default, shall not be deemed or construed to constitute a waiver of such default,

     Pursuant to the rights of re-entry provided above, Landlord may remove all persons from the Leased Property and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, or Tenant liability for damages under any of the provision hereof, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Leased Property, unless Landlord shall have specifically, with reference to this Section, notified Tenant in writing that it has so elected to terminate this Lease. Tenant covenants and agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Nevada and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time or, or at any time subsequent to, the service of such notice to Tenant) be deemed to be a termination of this Lease, or the termination of any liability of Tenant hereunder to Landlord.

     22.05. In the event of termination of this Lease pursuant to this Section, Landlord may recover from Tenant:
          (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (d) as used on subparagraph (a) and (b) above, the "worth at the time of award" is computed at the Default Rate per annum. As used on subparagraph (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1 %).

     22.06. In any action brought by either party to enforce any of its rights under or arising from this Lease, or in connection with the Leased Property, the prevailing party shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether such action is prosecuted to judgment or not. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of occupancy of the Leased Property, and/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of any rent, Tenant will not interpose any non-mandatory counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate actions brought by Tenant.

     22.07. The waiver by Landlord of any default or breach of any of the terms, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other term, covenant or condition contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable without prejudice to Landlord's right to recover the balance of such sums as are due or pursue any other remedy provided on this Lease. The consent by Landlord to any matter or event requiring Landlord's consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event. This Section 22.07 may not be waived.

                           SECTION 23
                        QUIET POSSESSION

     Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Leased Property during the term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord.

                           SECTION 24
                        SALE BY LANDLORD

     In the event of any sale or exchange of the Leased Property or the Building by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained on or derived from this Lease, arising out of any act, occurrence or omission relating to the Leased Property occurring after the consummation of such sale or exchange provided the successor to Landlord hereunder agrees and covenants to be bound by the terms and conditions of this Lease. Tenant agrees to attorn to such purchaser or grantee.

                           SECTION 25
                       DEFAULT BY LANDLORD

     In the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on
Landlord's part to be kept or performed, Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed on default if the same is cured within thirty (30) days of receipt of said notice. Notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for by this Section 25 is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within said thirty (30) days shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

                           SECTION 26
                          FORCE MAJEURE

     Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulation or control, fire or other casualty, inability to obtain any materials, fuel, energy, or services, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, except as otherwise stated in this Agreement, nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.

                           SECTION 27
                      SERVICES AND NOTICES

     Any and all notices and demands shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand be served by mail, service shall be conclusive deemed made three (3) days after mailing. Any notice or demand to Landlord shall be addressed to Landlord at: Saxton Incorporated, PROPERTY MANAGEMENT DIVISION, 5420 West Sahara Avenue, Las Vegas, Nevada, 89146. Any notice or demand to Tenant shall be addressed to Tenant at the Leased Property. Any party hereto may change its address for the purpose of receiving notices, payments or demand as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

                           SECTION 28
                     LIMITATION ON LIABILITY

     The obligations of Landlord and Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord and Tenant or any of their personal assets for satisfaction of any liability in respect to this Lease.

                           SECTION 29
                          LATE CHARGES

     Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said installment or other sum is due and payable hereunder, then in that event Tenant shall pay to Landlord a late charge equal to ten (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Nothing herein contained shall entitle Landlord, upon the arising of any contingency whatsoever, to collect or receive any late payment charge hereunder or pursuant to any other provision of this Lease determined at a rate in excess of the highest lawful rate allowed by applicable laws of the State of Nevada (or by applicable federal laws if such laws either pre-empt or are in conflict with otherwise applicable laws of the State of Nevada) on any money obligation hereunder, and in the event Landlord ever receives an amount determined to be in excess of such highest lawful rate, such amount shall be applied to the payment of Rent otherwise due under this Lease, or returned to Tenant.

                           SECTION 30
                         LANDLORD'S LIEN

                    (This section intentionally left blank)

                           SECTION 31
                             BROKERS

     The parties hereto acknowledge that RealNet Commercial Brokerage, was the real estate broker that represented the Landlord herein and that no broker represented the Tenant herein, and that Landlord shall pay the commission to the above named broker pursuant to a separate agreement. No other commissions are due any brokers whatsoever other than the above named broker. Any valid claims by any real estate broker, other than the herein referenced brokers shall be the responsibility and liability of the party who obtained the services of such real estate broker, and such party shall indemnify the other hereto against all costs, losses and damages suffered or incurred by such other party as a result of such claim.

                           SECTION 32
                          MISCELLANEOUS

    1. The submission of this Lease for examination and/or execution hereof by Tenant does not constitute a reservation of, or option for, the Leased Property and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

    2. The various rights, options, elections and remedies of Landlord and Tenant contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived on this Lease.

    3. The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns (where assignment is permitted) of Landlord and Tenant, respectively, except as otherwise provided in this Lease.

    4. If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all other terms, provisions, covenants and conditions of this Lease shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

    5. Time is of the essence of this Lease and all of the terms, provisions, covenants and conditions hereof.

    6. It is understood that there are no oral agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements or representations and understandings, if any, between the parties hereto with respect to the subject matter thereof. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document.

    7. The captions appearing at the commencement of the section hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

    8. Masculine and feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, on any place or places herein in which the context requires such substitutions.

    9.    The  laws  of  the  State of Nevada  shall  govern  the
    validity,  construction,  performance  and  effect  of   this
    Lease.

    10. Whenever in this Lease any words of obligations or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of covenants on the part of such party.

    11. In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then such person, firms or corporation shall be jointly and severally liable as parties hereunder.

    12. Should any claim or lien be filed against the Leased Property, or any action or proceeding be instituted affecting the title to the Leased Property, Tenant shall give Landlord written notice thereof as soon as Tenant obtains actual or constructive knowledge thereof.

    13. This Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

    14. Tenant shall pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord on processing, documenting or administering any request of Tenant for Landlord's consent required pursuant to this Lease.

    15. If Tenant hereunder is a corporation or partnership, the person(s) executing this Lease on behalf of Tenant represents to the best of his knowledge and belief and warrants to Landlord that Tenant is a valid and existing corporation or partnership, as the case may be, all things necessary to qualify it to do business in Nevada have been accomplished prior to the date of this Lease, all franchise and other corporate taxes have been paid to the date of this Lease, all forms, reports, fees, and taxes required to be filed or paid by said corporation or partnership in compliance with applicable laws will be filed and paid when due, and this Lease is the valid and binding obligation of the party, enforceable in accordance with its terms.

    16. Except as otherwise stated herein, Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord, in the exercise of its own business judgment, shall determine. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall or shall not, during the term of this Lease or any extension thereof, occupy any space in the Building. There are no other representations or warranties between the parties hereto, and all reliance with respect to representations is based solely on such representation and agreements as are contained in this Lease.

    17. Notwithstanding any other provisions of this Lease, in the event the term of this Lease shall not have commenced within twenty-one (21) years from the date of execution hereof, this Lease shall become null and void and Landlord and Tenant shall thereupon be released from any and all obligations with respect thereto.

    18. Landlord represents and warrants that it is a corporation, duty organized, validly existing and in good standing under the laws of Nevada and has the requisite power and authority to enter into and perform this Lease.

    19. Landlord represents and warrants that Landlord's execution and delivery of this Lease have been authorized by the Board of Directors of Landlord, and no further action on the part of Landlord is necessary to authorize this Lease or the consummation of the transactions contemplated herein. This Lease constitutes the valid and binding obligation of Landlord duly enforceable in accordance with its terms.

     20. Landlord represents and warrants that there is no contract or agreement or other instrument to which Landlord is a party or by which Landlord or its assets are bound which prohibits the execution or delivery by landlord of this Lease or the performance or observance by Landlord of any term or condition of this Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement or instrument.

     21. Landlord represents and warrants that subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Lease nor the consummation of the transactions contemplated hereby will constitute a violation by Landlord of any law, regulation, rule, ordinance, or any judgment or order of any court or governmental authority applicable to Landlord.

     22. One or more waivers of a breach of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a different or subsequent breach of the same covenant, term or condition. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent similar act.

     23. Nothing herein contained, either in the method of computing rent or otherwise, shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of Landlord and Tenant.

     24. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be in Clark County, State of Nevada.

     25. Landlord, within thirty (30) days after demand from Tenant, shall execute and deliver any document which Landlord deems to be reasonable by the terms of this Lease which is required by any supplier, lessor, or lender in connection with the installation in the Leased Property of Tenant's personal property or Tenant's trade fixtures in which landlord waives any rights it may have or acquire with respect to that property, if the supplier, lessor, or lender agrees in writing that: It will remove that property from the Leased Property before the expiration of the term or within ten (10) days after termination of the term, but if it does not remove the property within ten (10) days it shall have waived any rights it may have had to the property. Furthermore, and personal property or trade fixture must be removed by the date of expiration or termination of the Lease Agreement, otherwise it shall become the property of the Landlord and Landlord shall have the right to remove said fixture or property and restore the premises to its original condition at Tenant's sole cost and expense, except for reasonable wear and tear.

                           SECTION 33
                     RECORDATION PROHIBITED

     Except upon the written consent of Landlord, neither Tenant nor anyone acting on behalf of Tenant shall record this Lease nor any memorandum or notice thereof nor cause the same to be recorded.

UPON  EXECUTION,  THE  FOREGOING  INSTRUMENT  WILL  CONSTITUTE  A
BINDING  LEASE  WITH  ACCOMPANYING  LEGAL  RESPONSIBILITIES   AND
CONSEQUENCES.   PRIOR TO EXECUTION, YOU SHOULD  CONSULT  WITH  AN
ATTORNEY.

     IN WITNESS WHEREOF, the parties here to have executed this Lease the day and year first above written.



LANDLORD: Saxton Incorporated    TENANT: Sierra Pacific Energy
                                 Corporation
        a Nevada corporation            a Nevada corporation,
                                        d/b/a
                                        Nevada Power Services

By:  /s/ James C. Saxton         By: /s/
   James C. Saxton

ITS: President                   ITS: President


DATE:                            DATE:6/24/99


                            EXHIBIT B

                  COMMENCEMENT DATE MEMORANDUM

      The Commencement Date of that Lease by and between Saxton Incorporated, a Nevada corporation, as Landlord, and Sierra Pacific Energy Company, a Nevada corporation, d/b/a Nevada Power Services, as Tenant, dated the 23rd day of June, 1999, is hereby
acknowledged and agreed to be      /s/ Oct. 1     , 1999.

LANDLORD:   Saxton Incorporated  TENANT:   Sierra Pacific Energy
                                           Company
            a Nevada corporation           a Nevada corporation,
                                           d/b/a
                                           Nevada Power Services

By:                              By: /s/
James C. Saxton

ITS: President                   ITS:

DATE:                            DATE:


                            EXHIBIT C

                BUILDING STANDARD SPECIFICATIONS

1. If the work described in Tenant's drawings and specification requires additions or changes to Landlord's construction obligations under Exhibit A and this Exhibit C, Tenant agrees to pay Landlord any increased costs resulting from the additions or changes, including construction expenses and architectural and engineering costs.

2. Landlord's construction and standard finishes are designed for normal office use. Any reference to construction by Landlord to Code requirements shall be deemed to mean Code requirements for normal office use.

3. Landlord shall provide a shell office building to contain the Leased Property as hereinafter set forth:

     3.1. All structural wall, floor and roof support systems  to
     support   office  floor  live  loads  including  partitions,
     ceilings, etc.

     3.2.   All   exterior  glass,  wall  finishes  and   weather
     protection systems.

     3.3. Common toilet facilities, per Code, common lobbies, foyers, stairs and elevators.

     3.4. Automobile parking facilities including paving and lighting.

     3.5. Heating and air conditioning with main supply to tenant suites, including air handling equipment to Usable
     Area. Distribution duct work is included.

     3.6. Main   electrical   service   to   the   Building   and
          distribution of electrical power from main service to predetermined distribution points on each floor.

     3.7. Installation and connection of light fixtures is included.

     3.8. Main fire sprinkler piping with heads established on a predetermined pattern.

4. Landlord has established the components set forth in Paragraph 4.1 through 4.16 as being those leasehold improvements necessary to construct premises within the Building to a state of completion at which time tenants may take occupancy, for general office purposes, without further improvements. Landlord's Building Standard Improvements are set forth below for the purpose of establishing the scope of leasehold improvements which will be supplied at Landlord's expense.

    4.1. Public Corridor Partitions: Building Standard 5/8" thick, gypsum board attached to each side of 3-5/8" metal studs on 16" centers with acoustic insulation built from floor to deck above. Corridor partitions will be furnished with Building Standard base molding on Tenant side only.

    4.2. Non-Public Partitions: Building Standard, 5/8" thick ceiling high gypsum board attached to each side of 2-1/2" metal studs on 24" centers. Non-Public partitions will be furnished with Building Standard base molding on both sides.

    4.3.  Entry  Door, Frame and Hardware: Building Standard,  UL
    20 minute wood door with stain grade finish and UL 20 minute hollow metal door frame with self-closer, passage set, deadlock, ball bearing hinges and door stop.

     4.4. Interior Doors, Frames and Hardware: Building Standard, hollow metal frames, hollow core wood doors with stain grade finish and hardware. Hardware shall include passage sets, hinges and door stops for openings on all interior doors.

     4.5. Ceiling: Building Standard, 2'x 4'acoustic tile on a suspended exposed grid system, as required throughout Leased
Property.

     4.6.   Lighting:   Building  Standard,  2'x   4',   recessed
fluorescent prismatic lighting fixture.-

     4.7. Duplex Electrical Outlets: Building Standard, wall mounted duplex electrical outlets (120 volts) in the amount of one per 12 linear feet of interior partition within the Leased
Property.

     4.8. Telephone Outlets: Building Standard, roughed-in electrical provisions for wall mounted telephone outlets in the amount of one per 20 linear feet of interior partition or one per office contained within the Leased Property, whichever is less.

     4.9. Finished Floors (Tenant's spaces): Building Standard carpeting in colors selected by Tenant from Landlord's Building Standard selection and limited to one color in each room, area or corridor and two colors overall. In lieu or carpeting in any area of Tenant's suite, Tenant may select an alternate floor finish as approved by Landlord.

     4.10.Heating,  Ventilation  and Air  Conditioning:  Building
Standard, including duct work and air diffusers (one (1) per office).

     4.11. Window Covering: Building Standard architectural vertical blinds on all exterior windows.

     4,12.      Interior Wall Finish: Install gypsum  wall  board
finish on interior side of exterior walls. All interior walls and partition shall be fire taped, textured, and painted.

     4.13 The maximum interior partitioning which Landlord shall provide is as follows: 64 linear feet shall be provided for every 1,000 sq. ft. of usable lease space to be occupied by Tenant. Any additional partitioning necessary for Tenant's improvements shall be charged to Tenant at the rate of $48.00 per linear foot.

     4.14.Sprinkler Systems: Standard Grid System per Code and Landlord's plans. Modifications (additions, relocations, raising or lowering) of standard system to accommodate Tenant's requirements are to be done by Landlord's fire sprinkler contractor at Tenant's expense and in accordance with underwriter's requirements.

     4.15. Smoke detector provided by Landlord per U.B.C. and the Las Vegas Fire Department.

     4.16.Exclusions: Furniture, fixtures, and equipment; telephone system, wire and conduit for computer system
(network); cabinetry and/or shelving; break room and any fixtures associated therewith (including sewer fees); counter tops; interior windows; special door hardware; security system.

                            EXHIBIT D

                      RULES AND REGULATIONS

     1. Without Landlord's written consent therefor first had and obtained, no sign or other object or thing visible to public view outside of the Leased Property not provided for in plans and drawings and approved by Landlord shall be placed or allowed on the exterior of the Leased Property or in the interior of the Leased Property in such a manner as shall be visible from outside the Leased Property, except that Tenant shall, at Tenant's sole cost and expense, place one name sign of such size and design as is designated by Landlord on an exterior door or such other exterior surface of the Leased Property as is designated by Landlord. Tenant shall not put any curtains, draperies or other hangings on or beside the windows of the Leased Property without first obtaining Landlord's written consent therefor.

     2. The sidewalks, halls, passages, exits, entrances, elevators, stairways and other common areas shall not be obstructed by Tenant or used for any purpose other than for ingress and egress to the Leased Property. The halls, passages, exits, entrances, stairways and roof are not for the use of the general public, and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its lessees. No tenant and no employees or invitees or any tenant shall go upon the roof of the Building.

     3. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor, or shall in any manner do any act of violation of any of the rules or regulation of the Building.

     4. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall not solicit business from, buy from or otherwise do business with any person soliciting or canvassing occupants of the Building.

     5. Without the written consent of Landlord, Tenant shall not use the name, picture, or representation of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a location for offices, and upon written notice from Landlord Tenant shall refrain from or discontinue such advertising.

     6. The toilet rooms, urinals, washbowls and other plumbing apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invites, shall have caused it.

     7. Tenant shall not place a load upon any floor of the Leased Property exceeding the floor load per square foot which said floor was designed to carry or which is allowed by low, whichever is less.

     8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on webbing of such thickness and size as is necessary to properly distribute their weight. Landlord will not be responsible for loss or damage to any such safe or other property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

     9. No vending machines of any description shall be installed, maintained or operated upon the Leased Property without the written consent of Landlord.

     10.  Tenant shall not use or keep in the Leased Property  or the Building any kerosene, gasoline or inflammable or combustible
fluid  or  material,  or  use  any  method  of  heating  or   air
conditioning other than that supplied by Landlord.

     11. Tenant, upon termination of the Lease, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have made, and in the event of loss of any keys so furnished, shall pay Landlord therefor. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors of the Leased
Property, except for Tenant's confidential areas within the Leased Property.

     12. Furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators between such hours and in such elevators as shall be designated by Landlord. Any merchandise not capable of being carried by hand shall utilize a hand truck equipped with rubber tires and rubber side guards.

     13. Except as may be required by law or regulation applicable to any tenant, Landlord reserves the right to close and keep locked all entrance and exit doors or the Building during hours Landlord may deem advisable for the adequate protection of the property. Use of the Building and Leased Property shall be on a 24 hour - 7 days a week basis. Tenant, its employees, agents or associates, or other persons entering or leaving the Building at any time when so locked, may by required to sign the Building register, and the watchman or Landlord's agent in charge shall have the right to refuse admittance to any person into the Building without a pass or other satisfactory identification showing right of access at such time. Landlord assumes no responsibility and shall not be liable for any damages resulting from the admission or refusal to admit any authorized or unauthorized person to the Building. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the building during the continuance of the same by closing the doors, or otherwise.

     14. Tenant shall see that the doors of the Leased Property are closed at all times when not in use for ingress egress and securely locked before leaving the Building, and that all electricity, gas, heating or air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or by Landlord.

     15. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and none of Landlord's employees will admit any person to any office without specific written instructions from Landlord or Tenant, as appropriate.

     16. If the Leased Property is leased for use as professional offices, all professional practice conducted on the Leased Property shall be in compliance with the Code of Ethics of such profession. All advertising, if any, by Tenant, its agents, employees, servants, contractors, subtenants and licensees in connection with the Leased Property shall be in compliance with said Code of Ethics.

     17. Landlord may charge Tenant a reasonable amount (without profit to Landlord) for air conditioning and heating provided outside normal business hours or in excess of normal use, as determined upon mutual agreement of Landlord and Tenant. Before installing any equipment in the Leased Property that generates more than a minimum amount of heat Tenant shall obtain the written permission of Landlord and Landlord may refuse to grant such permission if, in the reasonable opinion of Landlord, the amount of heat generated would place an undue burden on the air conditioning system of the Building. Without limiting the foregoing, whenever heat generating machines or equipment are used in the Leased Property which affect the temperature otherwise maintained by the air conditioning systems, Landlord reserves the right to install supplementary air conditioning units therein and the cost thereof, including, but not limited to, installation and maintenance costs, shall be paid by Tenant upon demand.

     18. Tenant shall not without the written consent of Landlord operate any computer, data processing machine, punch card machine or any machine using current in excess of 110 volts or which in any way increase the amount of electricity or water used over that ordinarily furnished or supplied for use of the Leased Property as general and office space, nor connect with electric current or water except through existing electrical outlets or water pipes in the Leased Property any apparatus or device for the purposes of using electric current or water. If, in Landlord's judgment, Tenant shall require water or electric current in excessive amount or shall use the same in an unreasonable manner, Tenant shall first procure Landlord's written consent, which Landlord may refuse, to the use thereof and/or Landlord may cause a water meter or electric current meter to be installed in the Leased Property to measure the water and electric current consumed for any such other use. The cost of any such meter(s) and the installation, maintenance and repair thereof shall be paid by Tenant, and Tenant shall pay on demand for all such water and electric current consumed as shown by said meters at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred by Landlord in keeping accounts or the water and electric current so consumed. Tenant shall not overload the electric system.

     19. Tenant shall not hire or allow for use upon the Leased Property any service for delivery of music, ice, drinking water, waxing, cleaning, interior glass polishing, rubbish removal, towel and other similar services or accept barbering or shoe shining or coffee cart services, milk, soft drinks or other like services on the Leased Property, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

     20.  Tenant  shall not obstruct, alter or in any way  impair the  efficient  operation of Landlord's heating, ventilating  and
air   conditioning  system.  Landlord  shall  provide  adjustable thermostats within a reasonable temperature range.

     21. Tenant shall not use the Leased Property for storage or warehouse purposes.

     22. No cooking shall be done or permitted by any tenant in the Leased Property or the Building except in designated break room areas fitted with adequate safety and ventilation systems.

     23. Landlord shall not be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting, cleaning of carpets or rugs and normal vacuuming except moving of furniture or other special services.

     24. Tenant shall not suffer or permit any animals to be kept in, about or upon the Leased Property without Landlord's prior written consent.


                            EXHIBIT E

                     PARKING LEASE AGREEMENT

This Rider is incorporated by reference into that certain Lease Agreement dated as of the 23rd day of June, 1999 between and Sierra Pacific Energy Company, a Nevada corporation, d/b/a
Nevada Power Services as Tenant and Saxton Incorporated, a Nevada corporation as Landlord (the "Lease").

     1. Definitions. All capitalized terms contained in this Rider that are not defined herein shall have the same definition as set forth in the Lease.

     2. Parking Facilities. The parking facilities appurtenant to the Building include asphalt surface parking with some covered spaces. Tenant shall be entitled to use twenty-four (24) vehicle parking spaces within the covered portions of the parking area, designated by Landlord. Tenant's use of the uncovered and covered non-reserved parking spaces within the parking area shall be based upon a non-exclusive use in common with Landlord, other tenants of the Building, and their guests and invitees. Tenant shall not use more covered parking spaces than said number, or any spaces (a) which have been specifically assigned by Landlord to other tenants or for such other uses as visitor parking or (b) which have been designated by governmental entities of competent jurisdiction as being restricted to certain uses. Landlord reserves the right to erect such security and access and egress control devices as it may reasonably deem to be appropriate (including, without limitation card controlled gates) and Tenant agrees to cooperate fully with Landlord in such matters. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designed by Landlord for such activities. If Tenant permits or allows any of such prohibited activities, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

     3. Parking Fee. Tenant shall pay, throughout the entire Term, an amount equal to the number of covered parking spaces Tenant is entitled to use as follows: the first twelve (12) vehicle parking space for: zero and 00/100 Dollars ($0.00) thereafter for each additional covered space up to twenty four
(24) spaces: twenty-rive and 00/100 Dollars (S25.00) (the "Parking Fees") which Landlord is charging for use of the parking facilities. Landlord shall have the right from time to time to increase the Parking Fees being charged Tenant upon ninety (90) days prior written notice, which Parking Fees shall in no event exceed the rates then being charged for parking in comparable parking areas having a comparable method of operation. Tenant agrees and acknowledges that Tenant shall be obligated to pay such rates regardless of whether or not Tenant actually uses or needs the covered parking spaces which Tenant is entitled to use. Such Parking Fees shall be payable monthly commencing with the first installment of Base Rent due under the Lease. If the Commencement Date is other than the first day of a calendar month, the first installment of the Parking Fees shall be prorated on the basis of a thirty-(30) day calendar month.

                            EXHIBIT F

                        SIGNAGE AGREEMENT

Landlord shall allow Tenant to place a double panel on the pylon sign fronting W. Sahara Avenue. Landlord shall also allow Tenant to place signature signage on the building of the Sahara Vista 11 Professional Building. Notwithstanding the above, Landlord shall have the right to approve any signage prior to the installation of same on the Building or the pylon sign. Tenant shall have the right to place Land lord-approved messages on the reader board portion of the pylon sign fronting W. Sahara Ave. Landlord approval of the above mentioned signage shall not be unreasonably withheld.

(Specific details and drawings to be added when agreed upon by the parties)